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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q06
Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7
Segment Detail
Global Consumer:	8
U.S.
U.S. Cards	9 - 10
U.S. Retail Distribution	11 - 12
U.S. Consumer Lending	13 - 14
U.S. Commercial Business	15
International
International Cards	16 - 17
International Consumer Finance	18 - 19
International Retail Banking	20 - 21
Corporate and Investment Banking:	22
Income Statement	23
Revenue Details	24
Capital Markets and Banking	25
Transaction Services	26
Global Wealth Management:	27
Smith Barney	28
Private Bank	29
Alternative Investments	30
Citigroup Supplemental Detail
Average Balances—Yields	31
Return on Capital	32
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	33
Allowance for Credit Losses:
Total Citigroup	34
Consumer Loans	35
Corporate Loans	36
Components of Provision for Loan Losses	37
Non-Performing Assets	38

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006		2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006		YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Income from Continuing Operations	$5,115	$4,731	$4,988	$4,972	$5,555	$5,262		11%	$9,846	$10,817		10%
Discontinued Operations, After-tax	326	342	2,155	2,009	84	3			668	87
Cumulative Effect of Accounting Change	—	—	—	(49)	—	—			—	—

Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265		4%	$10,514	$10,904		4%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.98	$0.91	$0.97	$0.98	$1.11	$1.05		15%	$1.88	$2.16		15%

Net Income	$1.04	$0.97	$1.38	$1.37	$1.12	$1.05		8%	$2.01	$2.17		8%

Adjusted weighted average common shares applicable to Diluted EPS (in millions)	5,226.0	5,208.1	5,146.0	5,061.3	5,007.9	4,990.0			5,217.1	4,999.0

Preferred Dividends—Diluted	$17	$17	$17	$17	$16	$16			$34	$32

Common Shares Outstanding, at period end (in millions)	5,202.2	5,170.1	5,059.0	4,980.2	4,971.2	4,943.9			5,170.1	4,943.9

Tier 1 Capital Ratio	8.78%	8.71%	9.12%	8.79%	8.60%	8.5	%*		8.71%	8.5	%*

Total Capital Ratio	12.03%	11.87%	12.37%	12.02%	11.80%	11.7	%*		11.87%	11.7	%*

Leverage Ratio	5.19%	5.19%	5.53%	5.35%	5.22%	5.1	%*		5.19%	5.1	%*

Total Assets, at period end (in billions)	$1,489.9	$1,547.8	$1,472.8	$1,494.0	$1,586.2	$1,626.7	*		$1,547.8	$1,626.7	*

Stockholders' Equity, at period end (in billions)	$110.5	$113.0	$111.8	$112.5	$114.4	$115.4	*		$113.0	$115.4	*

Equity and Trust Securities, at period end (in billions)	$116.9	$119.5	$118.2	$118.8	$120.6	$122.0	*		$119.5	$122.0	*

Book Value Per Share, at period end	$21.03	$21.65	$21.88	$22.37	$22.82	$23.15	*		$21.65	$23.15	*

Return on Common Equity (Net Income)	20.3%	18.4%	25.4%	25.0%	20.3%	18.6%			19.3%	19.5%

Return on Risk Capital (Income from Continuing Operations)	40%	36%	37%	37%	41%	38%			38%	39%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$778	$735	$797	$444	$926	$878	19%	$1,513	$1,804	19%
U.S. Retail Distribution	564	478	319	391	515	568	19%	1,042	1,083	4%
U.S. Consumer Lending	486	507	487	458	437	470	(7)%	993	907	(9)%
U.S. Commercial Business	252	134	222	121	126	138	3%	386	264	(32)%

Total U.S. Consumer(1)	2,080	1,854	1,825	1,414	2,004	2,054	11%	3,934	4,058	3%

International Cards	302	331	383	357	291	328	(1)%	633	619	(2)%
International Consumer Finance	139	177	152	174	168	173	(2)%	316	341	8%
International Retail Banking	498	593	427	565	677	714	20%	1,091	1,391	27%

Total International Consumer	939	1,101	962	1,096	1,136	1,215	10%	2,040	2,351	15%

Other	(176)	(58)	(64)	(76)	(67)	(92)	(59)%	(234)	(159)	32%

Total Global Consumer	2,843	2,897	2,723	2,434	3,073	3,177	10%	5,740	6,250	9%

Corporate and Investment Banking:
Capital Markets and Banking	1,439	1,043	1,424	1,421	1,618	1,412	35%	2,482	3,030	22%
Transaction Services	245	288	327	275	323	340	18%	533	663	24%
Other(2)	(5)	41	46	351	(12)	(29)	NM	36	(41)	NM

Total Corporate and Investment Banking	1,679	1,372	1,797	2,047	1,929	1,723	26%	3,051	3,652	20%

Global Wealth Management:
Smith Barney	197	239	227	208	168	238	—	436	406	(7)%
Private Bank	122	83	79	89	119	109	31%	205	228	11%

Total Global Wealth Management	319	322	306	297	287	347	8%	641	634	(1)%

Alternative Investments	362	385	339	351	353	257	(33)%	747	610	(18)%
Corporate / Other	(88)	(245)	(177)	(157)	(87)	(242)	1%	(333)	(329)	1%
Income From Continuing Operations	5,115	4,731	4,988	4,972	5,555	5,262	11%	9,846	10,817	10%
Discontinued Operations(3)(4)	326	342	2,155	2,009	84	3		668	87
Cumulative Effect of Accounting Change(5)	—	—	—	(49)	—	—		—	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	4%	$10,514	$10,904	4%

(1)
U.S. disclosure includes Canada and Puerto Rico.
(2)
The 2005 fourth quarter includes a $375 million after-tax release of WorldCom Settlement and Litigation Reserves.
(3)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.
(4)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction closed during the 2005 fourth quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.
(5)
Cumulative Effect of Accounting Change represents the adoption of FIN 47, "Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143". This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S.(1)
Global Consumer	$1,904	$1,796	$1,761	$1,338	$1,937	$1,962	9%	$3,700	$3,899	5%
Corporate and Investment Banking	893	462	637	958	515	747	62%	1,355	1,262	(7)%
Global Wealth Management	273	315	288	265	228	290	(8)%	588	518	(12)%

Total U.S.	3,070	2,573	2,686	2,561	2,680	2,999	17%	5,643	5,679	1%

Mexico
Global Consumer	277	368	511	276	358	375	2%	645	733	14%
Corporate and Investment Banking	83	76	177	114	78	88	16%	159	166	4%
Global Wealth Management	13	10	12	9	8	10	—	23	18	(22)%

Total Mexico	373	454	700	399	444	473	4%	827	917	11%

Europe, Middle East and Africa (EMEA)
Global Consumer	122	124	(154)	282	185	215	73%	246	400	63%
Corporate and Investment Banking	188	336	358	248	635	342	2%	524	977	86%
Global Wealth Management	(1)	3	8	(2)	3	5	67%	2	8	NM

Total EMEA	309	463	212	528	823	562	21%	772	1,385	79%

Japan
Global Consumer	175	188	169	174	188	178	(5)%	363	366	1%
Corporate and Investment Banking	48	54	58	338	85	72	33%	102	157	54%
Global Wealth Management	(8)	(45)	(29)	—	—	—	100%	(53)	—	100%

Total Japan	215	197	198	512	273	250	27%	412	523	27%

Asia (excluding Japan)
Global Consumer	311	341	375	323	347	359	5%	652	706	8%
Corporate and Investment Banking	322	249	382	295	414	336	35%	571	750	31%
Global Wealth Management	35	31	26	24	45	40	29%	66	85	29%

Total Asia	668	621	783	642	806	735	18%	1,289	1,541	20%

Latin America
Global Consumer	54	80	61	41	58	88	10%	134	146	9%
Corporate and Investment Banking	145	195	185	94	202	138	(29)%	340	340	—
Global Wealth Management	7	8	1	1	3	2	NM	15	5	(67)%

Total Latin America	206	283	247	136	263	228	(19)%	489	491	—

Alternative Investments	362	385	339	351	353	257	(33)%	747	610	(18)%
Corporate/Other	(88)	(245)	(177)	(157)	(87)	(242)	1%	(333)	(329)	1%
Income From Continuing Operations	5,115	4,731	4,988	4,972	5,555	5,262	11%	9,846	10,817	10%
Discontinued Operations	326	342	2,155	2,009	84	3		668	87
Cumulative Effect of Accounting Change	—	—	—	(49)	—	—		—	—
Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	4%	$10,514	$10,904	4%
Total International	$1,771	$2,018	$2,140	$2,217	$2,609	$2,248	11%	3,789	4,857	28%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$3,455	$3,263	$3,381	$2,725	$3,234	$3,251	—	$6,718	$6,485	(3)%
U.S. Retail Distribution	2,457	2,360	2,339	2,359	2,296	2,499	6%	4,817	4,795	—
U.S. Consumer Lending	1,373	1,376	1,332	1,388	1,260	1,307	(5)%	2,749	2,567	(7)%
U.S. Commercial Business	678	491	649	481	470	516	5%	1,169	986	(16)%

Total U.S. Consumer(1)	7,963	7,490	7,701	6,953	7,260	7,573	1%	15,453	14,833	(4)%

International Cards	1,105	1,176	1,209	1,360	1,280	1,510	28%	2,281	2,790	22%
International Consumer Finance	948	963	950	958	962	1,009	5%	1,911	1,971	3%
International Retail Banking	2,305	2,396	2,474	2,552	2,467	2,555	7%	4,701	5,022	7%

Total International Consumer	4,358	4,535	4,633	4,870	4,709	5,074	12%	8,893	9,783	10%

Other	(203)	(18)	(13)	(24)	(14)	(19)	(6)%	(221)	(33)	85%

Total Global Consumer	12,118	12,007	12,321	11,799	11,955	12,628	5%	24,125	24,583	2%

Corporate and Investment Banking:
Capital Markets and Banking	4,899	3,965	5,187	4,919	5,896	5,269	33%	8,864	11,165	26%
Transaction Services	1,137	1,191	1,246	1,317	1,382	1,495	26%	2,328	2,877	24%
Other	1	—	1	—	1	(3)	—	1	(2)	NM

Total Corporate and Investment Banking	6,037	5,156	6,434	6,236	7,279	6,761	31%	11,193	14,040	25%

Global Wealth Management:
Smith Barney	1,669	1,647	1,728	1,781	1,987	1,990	21%	3,316	3,977	20%
Private Bank	504	453	446	456	496	502	11%	957	998	4%

Total Global Wealth Management	2,173	2,100	2,174	2,237	2,483	2,492	19%	4,273	4,975	16%

Alternative Investments	866	1,112	720	732	675	584	(47)%	1,978	1,259	(36)%
Corporate / Other	2	(206)	(151)	(225)	(209)	(283)	(37)%	(204)	(492)	NM
Total Net Revenues	$21,196	$20,169	$21,498	$20,779	$22,183	$22,182	10%	$41,365	$44,365	7%

(1)
U.S. disclosure includes Canada and Puerto Rico.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S.(1)
Global Consumer	$7,760	$7,472	$7,688	$6,929	$7,246	$7,554	1%	$15,232	$14,800	(3)%
Corporate and Investment Banking	2,779	1,948	2,810	2,364	2,923	2,803	44%	4,727	5,726	21%
Global Wealth Management	1,872	1,852	1,923	1,981	2,154	2,149	16%	3,724	4,303	16%

Total U.S.	12,411	11,272	12,421	11,274	12,323	12,506	11%	23,683	24,829	5%

Mexico
Global Consumer	960	1,055	1,139	1,219	1,149	1,192	13%	2,015	2,341	16%
Corporate and Investment Banking	159	170	236	212	186	199	17%	329	385	17%
Global Wealth Management	31	31	30	32	31	33	6%	62	64	3%

Total Mexico	1,150	1,256	1,405	1,463	1,366	1,424	13%	2,406	2,790	16%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,248	1,256	1,271	1,426	1,270	1,360	8%	2,504	2,630	5%
Corporate and Investment Banking	1,694	1,708	1,801	1,646	2,296	2,043	20%	3,402	4,339	28%
Global Wealth Management	71	71	79	74	75	83	17%	142	158	11%

Total EMEA	3,013	3,035	3,151	3,146	3,641	3,486	15%	6,048	7,127	18%

Japan
Global Consumer	821	827	803	800	775	807	(2)%	1,648	1,582	(4)%
Corporate and Investment Banking	180	187	211	646	296	269	44%	367	565	54%
Global Wealth Management	22	(15)	(13)	—	—	—	100%	7	—	(100)%

Total Japan	1,023	999	1,001	1,446	1,071	1,076	8%	2,022	2,147	6%

Asia (excluding Japan)
Global Consumer	1,072	1,116	1,141	1,132	1,189	1,244	11%	2,188	2,433	11%
Corporate and Investment Banking	915	761	1,004	1,017	1,132	1,062	40%	1,676	2,194	31%
Global Wealth Management	119	111	107	103	180	181	63%	230	361	57%

Total Asia	2,106	1,988	2,252	2,252	2,501	2,487	25%	4,094	4,988	22%

Latin America
Global Consumer	257	281	279	293	326	471	68%	538	797	48%
Corporate and Investment Banking	310	382	372	351	446	385	1%	692	831	20%
Global Wealth Management	58	50	48	47	43	46	(8)%	108	89	(18)%

Total Latin America	625	713	699	691	815	902	27%	1,338	1,717	28%

Alternative Investments	866	1,112	720	732	675	584	(47)%	1,978	1,259	(36)%
Corporate / Other	2	(206)	(151)	(225)	(209)	(283)	(37)%	(204)	(492)	NM
Total Net Revenues	$21,196	$20,169	$21,498	$20,779	$22,183	$22,182	10%	$41,365	$44,365	7%
Total International	$7,917	$7,991	$8,508	$8,998	$9,394	$9,375	17%	$15,908	$18,769	18%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenues
Loan interest, including fees	$11,273	$11,486	$12,066	$12,363	$12,809	$13,598	18%	$22,759	$26,407	16%
Other interest and dividends	6,262	6,981	7,309	8,281	9,055	9,929	42%	13,243	18,984	43%
Insurance premiums	735	793	743	861	770	800	1%	1,528	1,570	3%
Commissions and fees	4,209	3,978	4,825	4,131	5,188	5,331	34%	8,187	10,519	28%
Principal transactions	2,215	844	1,950	1,434	2,117	1,703	NM	3,059	3,820	25%
Asset management and administration fees	1,508	1,488	1,522	1,601	1,705	1,707	15%	2,996	3,412	14%
Realized gains (losses) from sales of investments	243	455	284	980	379	302	(34)%	698	681	(2)%
Other revenue	2,175	2,812	2,448	2,063	2,267	2,529	(10)%	4,987	4,796	(4)%

Total revenues	28,620	28,837	31,147	31,714	34,290	35,899	24%	57,457	70,189	22%
Interest expense	7,424	8,668	9,649	10,935	12,107	13,717	58%	16,092	25,824	60%

Total revenues, net of interest expense	21,196	20,169	21,498	20,779	22,183	22,182	10%	41,365	44,365	7%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	217	212	215	223	227	231	9%	429	458	7%
Provision for loan losses	1,813	1,720	2,525	1,871	1,396	1,436	(17)%	3,533	2,832	(20)%
Provision for unfunded lending commitments	—	100	100	50	50	150	50%	100	200	100%

Total provisions for credit losses and for benefits and claims	2,030	2,032	2,840	2,144	1,673	1,817	(11)%	4,062	3,490	(14)%

Operating Expenses
Compensation and benefits	6,486	6,033	6,792	6,461	8,263	7,374	22%	12,519	15,637	25%
Net occupancy expense	1,241	1,271	1,270	1,359	1,382	1,411	11%	2,512	2,793	11%
Technology / communication expense	866	884	892	882	886	934	6%	1,750	1,820	4%
Advertising and marketing expense	641	620	587	685	603	652	5%	1,261	1,255	—
Other operating	2,170	2,164	1,872	1,987	2,224	2,398	11%	4,334	4,622	7%

Total operating expenses	11,404	10,972	11,413	11,374	13,358	12,769	16%	22,376	26,127	17%

Income from Continuing Operations before Income Taxes and Minority Interest and Cumulative Effect of Accounting Change	7,762	7,165	7,245	7,261	7,152	7,596	6%	14,927	14,748	(1)%
Provision (benefit) for income taxes	2,484	2,179	2,164	2,251	1,537	2,303	6%	4,663	3,840	(18)%
Minority interest, net of income taxes	163	255	93	38	60	31	(88)%	418	91	(78)%

Income from Continuing Operations before Cumulative Effect of Accounting Change	5,115	4,731	4,988	4,972	5,555	5,262	11%	9,846	10,817	10%

Discontinued Operations(1)(2)
Income from Discontinued Operations	483	493	49	(117)	1	—		976	1
Gain on Sale	—	—	3,386	3,404	21	—		—	21
Provision for income taxes and minority interest, net of taxes	157	151	1,280	1,278	(62)	(3)		308	(65)

Income from Discontinued Operations, net	326	342	2,155	2,009	84	3		668	87
Cumulative Effect of Accounting Change(3)	—	—	—	(49)	—	—		—	—

Net Income	$5,441	$5,073	$7,143	$6,932	$5,639	$5,265	4%	$10,514	$10,904	4%

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction closed during the 2005 fourth quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(3)
Cumulative Effect of Accounting Change represents the adoption of FIN 47, "Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143". This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006(1)	June 30, 2006 vs. December 31, 2005 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,418	$24,512	$24,668	$23,632	$21,411	$24,311	3%
Deposits at interest with banks	31,770	35,752	34,374	31,645	33,220	35,868	13%
Federal funds sold and securities borrowed or purchased under agreements to resell	202,099	232,369	236,105	217,464	239,552	234,390	8%
Brokerage receivables	40,747	42,977	42,006	42,823	42,569	46,162	8%
Trading account assets	272,841	281,035	293,416	295,820	328,135	327,890	11%
Investments	167,589	165,587	165,905	180,597	193,970	194,953	8%
Loans, net of unearned income
Consumer	430,008	433,057	440,145	454,620	462,068	480,772	6%
Corporate	117,651	123,880	126,276	128,883	143,239	156,313	21%

Loans, net of unearned income	547,659	556,937	566,421	583,503	605,307	637,085	9%
Allowance for loan losses	(10,894)	(10,418)	(10,015)	(9,782)	(9,505)	(9,144)	7%

Total loans, net	536,765	546,519	556,406	573,721	595,802	627,941	9%
Goodwill	32,076	32,235	32,240	33,130	32,933	32,910	(1)%
Intangible assets	15,572	13,894	14,376	14,749	15,092	15,850	7%
Other assets	72,936	78,485	72,117	80,456	83,517	86,388	7%
Assets of discontinued operations held for sale	95,078	94,424	1,180	—	—	—	—

Total assets	$1,489,891	$1,547,789	$1,472,793	$1,494,037	$1,586,201	$1,626,663	9%

Liabilities
Non-interest-bearing deposits in U.S. offices	$38,507	$37,658	$37,996	$36,638	$37,885	$38,018	4%
Interest-bearing deposits in U.S. offices	159,889	159,825	162,310	169,277	176,032	177,192	5%
Non-interest-bearing deposits in offices outside the U.S.	29,930	31,281	32,374	32,614	34,323	32,981	1%
Interest-bearing deposits in offices outside the U.S.	339,963	343,156	347,756	353,299	379,118	397,421	12%

Total deposits	568,289	571,920	580,436	591,828	627,358	645,612	9%
Federal funds purchased and securities loaned or sold under agreements to repurchase	217,599	252,774	243,819	242,392	279,540	264,494	9%
Brokerage payables	52,088	53,600	57,330	70,994	70,214	74,970	6%
Trading account liabilities	120,511	133,807	140,723	121,108	144,888	142,983	18%
Short-term borrowings	62,704	62,984	58,224	66,930	58,130	72,581	8%
Long-term debt	207,935	211,346	213,894	217,499	227,165	239,557	10%
Other liabilities(2)	63,856	64,109	66,165	70,749	64,488	71,038	—
Liabilities of discontinued operations held for sale	86,373	84,212	365	—	—	—	—

Total liabilities	1,379,355	1,434,752	1,360,956	1,381,500	1,471,783	1,511,235	9%

Stockholders' equity
Preferred Stock	1,125	1,125	1,125	1,125	1,000	1,000	(11)%
Common Stock	55	55	55	55	55	55	—
Additional paid-in capital	16,243	17,160	17,636	17,483	17,119	17,426	—
Retained earnings	105,269	108,026	112,868	117,555	120,703	123,497	5%
Treasury stock	(10,475)	(12,299)	(17,290)	(21,149)	(21,753)	(23,199)	(10)%
Accumulated other changes in equity from nonowner sources	(1,681)	(1,030)	(2,557)	(2,532)	(2,706)	(3,351)	(32)%

Total stockholders' equity	110,536	113,037	111,837	112,537	114,418	115,428	3%

Total liabilities and stockholders' equity	$1,489,891	$1,547,789	$1,472,793	$1,494,037	$1,586,201	$1,626,663	9%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million, $700 million, $800 million, and $850 million for the first, second, third, and fourth quarters of 2005, respectively, and $900 million and $1,050 million for the first and second quarters of 2006, respectively.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Consumer:
Total Revenues, Net of Interest Expense	$12,118	$12,007	$12,321	$11,799	$11,955	$12,628	5%	$24,125	$24,583	2%
Total Operating Expenses	5,846	5,753	5,657	6,062	6,357	6,379	11%	11,599	12,736	10%
Provisions for Loan Losses and for Benefits and Claims	2,102	2,047	2,770	2,144	1,668	1,649	(19)%	4,149	3,317	(20)%

Income Before Taxes and Minority Interest	4,170	4,207	3,894	3,593	3,930	4,600	9%	8,377	8,530	2%
Income Taxes	1,314	1,295	1,153	1,142	847	1,400	8%	2,609	2,247	(14)%
Minority Interest, Net of Tax	13	15	18	17	10	23	53%	28	33	18%

Net Income	$2,843	$2,897	$2,723	$2,434	$3,073	$3,177	10%	$5,740	$6,250	9%

U.S.:
Total Revenues, Net of Interest Expense	$7,963	$7,490	$7,701	$6,953	$7,260	$7,573	1%	$15,453	$14,833	(4)%
Total Operating Expenses	3,337	3,358	3,290	3,464	3,569	3,551	6%	6,695	7,120	6%
Provisions for Loan Losses and for Benefits and Claims	1,429	1,317	1,573	1,281	901	827	(37)%	2,746	1,728	(37)%

Income Before Taxes and Minority Interest	3,197	2,815	2,838	2,208	2,790	3,195	13%	6,012	5,985	—
Income Taxes	1,104	945	996	778	777	1,121	19%	2,049	1,898	(7)%
Minority Interest, Net of Tax	13	16	17	16	9	20	25%	29	29	—

Net Income	$2,080	$1,854	$1,825	$1,414	$2,004	$2,054	11%	$3,934	$4,058	3%

International:
Total Revenues, Net of Interest Expense	$4,358	$4,535	$4,633	$4,870	$4,709	$5,074	12%	$8,893	$9,783	10%
Total Operating Expenses	2,422	2,320	2,280	2,498	2,621	2,701	16%	4,742	5,322	12%
Provisions for Loan Losses and for Benefits and Claims	673	730	1,197	863	767	822	13%	1,403	1,589	13%

Income Before Taxes and Minority Interest	1,263	1,485	1,156	1,509	1,321	1,551	4%	2,748	2,872	5%
Income Taxes	324	385	193	412	184	333	(14)%	709	517	(27)%
Minority Interest, Net of Tax	—	(1)	1	1	1	3	NM	(1)	4	NM

Net Income	$939	$1,101	$962	$1,096	$1,136	$1,215	10%	$2,040	$2,351	15%

Other Consumer:
Total Revenues, Net of Interest Expense	$(203)	$(18)	$(13)	$(24)	$(14)	$(19)	(6)%	$(221)	$(33)	85%
Total Operating Expenses	87	75	87	100	167	127	69%	162	294	81%

Income Before Taxes	(290)	(93)	(100)	(124)	(181)	(146)	(57)%	(383)	(327)	15%
Income Taxes	(114)	(35)	(36)	(48)	(114)	(54)	—	(149)	(168)	(13)%

Net Income	$(176)	$(58)	$(64)	$(76)	$(67)	$(92)	(59)%	$(234)	$(159)	32%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Net income increased 19%. Lower bankruptcy filings and a continued favorable credit environment led to a $193 million decline in net credit losses and a $160 million pre-tax loan loss reserve release. The managed net credit loss ratio declined 169 basis points to 4.11%.

**
Revenues were approximately even with the prior-year period, as 2% growth in average managed loans and a 12% increase in purchase sales were offset by higher payment rates and net interest margin compression.

**
Growth in average managed loans reflected a shift from traditional card products to higher reward and private label card balances, including the addition of Federated card receivables.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(1)	$3,455	$3,263	$3,381	$2,725	$3,234	$3,251	—	$6,718	$6,485	(3)%
Total Operating Expenses	1,500	1,503	1,458	1,541	1,532	1,554	3%	3,003	3,086	3%

Net Credit Losses	756	640	649	692	446	447	(30)%	1,396	893	(36)%
Credit Reserve Build / (Release)	—	—	30	(200)	(72)	(160)	—	—	(232)	—
Provision for Benefits & Claims	—	—	—	—	21	25	—	—	46	—

Provision for Loan Losses and for Benefits and Claims	756	640	679	492	395	312	(51)%	1,396	707	(49)%

Income Before Taxes and Minority Interest	1,199	1,120	1,244	692	1,307	1,385	24%	2,319	2,692	16%
Income Taxes and Minority Interest	421	385	447	248	381	507	32%	806	888	10%

Net Income	$778	$735	$797	$444	$926	$878	19%	$1,513	$1,804	19%

Average Assets (in billions of dollars)	$71	$65	$63	$63	$63	$63	(3)%	$68	$63	(7)%
Return on Assets	4.44%	4.54%	5.02%	2.80%	5.96%	5.59%		4.49%	5.77%
Net Credit Loss Ratio	5.77%	5.47%	5.76%	6.38%	4.27%	4.11%
Average Risk Capital	$5,638	$5,855	$5,848	$5,756	$5,563	$5,591	(5)%	$5,747	$5,577
Return on Risk Capital	56%	50%	54%	31%	68%	63%		53%	65%
Return on Invested Capital	23%	21%	22%	13%	28%	26%		22%	27%
KEY INDICATORS—Managed Basis(2) (in billions of dollars)
Return on Managed Assets	2.12%	2.04%	2.20%	1.22%	2.59%	2.42%
Average Managed Loans:
Securitized	$86.4	$87.7	$89.8	$92.8	$94.7	$94.5	8%
Held for Sale	0.2	0.6	—	0.7	0.3	—	(100)%
On Balance Sheet	53.1	47.0	44.7	43.0	42.3	43.6	(7)%

Total Managed	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	2%

Bankcards	$114.4	$110.4	$109.2	$109.6	$110.4	$110.3	—
Private Label	25.3	24.9	25.3	26.9	26.9	27.8	12%

Total Managed	$139.7	$135.3	$134.5	$136.5	$137.3	$138.1	2%

End of Period Managed Loans:
Bankcards	$111.9	$110.2	$109.1	$113.7	$109.7	$111.3	1%
Private Label	24.7	25.2	25.6	27.9	26.2	29.4	17%

Total	$136.6	$135.4	$134.7	$141.6	$135.9	$140.7	4%

(1)
The 2005 first quarter, 2005 second quarter, 2005 third quarter, 2005 fourth quarter, 2006 first quarter and the 2006 second quarter include releases of $129 million, $102 million, $137 million, $186 million, $90 million and $125 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)
SUPPLEMENTAL DISCLOSURE—Managed Basis(1):
EOP Open Accounts (in millions)	124.5	122.7	119.4	131.2	131.1	144.4	18%
Purchase Sales (in billions of dollars)(2)	$61.7	$69.8	$70.9	$75.8	$68.4	$77.9	12%
Managed Average Yield(3)
Bankcards	12.17%	12.42%	12.76%	12.43%	12.85%	12.52%
Private Label	19.99%	19.43%	19.24%	18.91%	19.55%	19.02%

Total	13.58%	13.71%	13.98%	13.71%	14.16%	13.83%

Managed Net Interest Revenue (in millions of dollars)(4)
Bankcards	$2,690	$2,572	$2,650	$2,524	$2,471	$2,292	(11%)
Private Label	1,111	1,048	1,088	1,124	1,076	1,112	6%

Total	$3,801	$3,620	$3,738	$3,648	$3,547	$3,404	(6%)

Managed Net Interest Revenue as a % of Average Managed Loans
Bankcards	9.54%	9.35%	9.64%	9.14%	9.09%	8.33%
Private Label	17.81%	16.88%	17.06%	16.58%	16.22%	16.04%
Total	11.03%	10.74%	11.03%	10.60%	10.48%	9.89%
Managed Net Credit Margin (in millions of dollars)(5)
Bankcards	$1,888	$1,798	$1,881	$823	$2,146	$1,942	8%
Private Label	642	635	672	652	617	669	5%

Total	$2,530	$2,433	$2,553	$1,475	$2,763	$2,611	7%

Managed Net Credit Margin as a % of Average Managed Loans
Bankcards	6.69%	6.54%	6.84%	2.98%	7.88%	7.06%
Private Label	10.29%	10.23%	10.54%	9.62%	9.30%	9.65%

Total	7.34%	7.22%	7.54%	4.29%	8.16%	7.58%

Managed Net Credit Losses (in millions of dollars)
Bankcards	$1,490	$1,564	$1,531	$1,828	$948	$1,040	(34%)
Private Label	431	392	385	470	373	376	(4%)

Total	$1,921	$1,956	$1,916	$2,298	$1,321	$1,416	(28%)

Coincident Managed Net Credit Loss Ratio:
Bankcards	5.28%	5.69%	5.57%	6.61%	3.49%	3.78%
Private Label	6.91%	6.31%	6.04%	6.93%	5.62%	5.42%
Total	5.58%	5.80%	5.66%	6.68%	3.90%	4.11%
12 Month Lagged Managed Net Credit Loss Ratio	5.70%	5.84%	5.58%	6.50%	3.83%	4.20%
Managed Loans 90+Days Past Due
Bankcards	$1,716	$1,580	$1,579	$1,553	$1,536	$1,530	(3%)
Private Label	684	672	701	922	825	705	5%

Total	$2,400	$2,252	$2,280	$2,475	$2,361	$2,235	(1%)

% of EOP Managed Loans
Bankcards	1.53%	1.43%	1.45%	1.37%	1.40%	1.37%
Private Label	2.78%	2.67%	2.74%	3.30%	3.15%	2.40%
Total	1.76%	1.66%	1.69%	1.75%	1.74%	1.58%

(1)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

(3)
Gross interest revenue earned divided by average managed loans.

(4)
Includes certain fees that are recorded as interest revenue.

(5)
Total Revenues, net of Interest Expense, less Net Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenue growth was driven by a $132 million pre-tax gain on the sale of retail bank branches in upstate New York and increased customer business volumes, which were partially offset by net interest margin compression. Deposits and loans grew 8% and 10%, respectively, and investment product sales increased 37%.

**
Expenses increased 8%, reflecting higher business volumes and investment in new branches. During the quarter, 74 new branches were opened and the Citibank e-savings business achieved deposit balances of $4.2 billion.

**
Credit costs declined due to lower bankruptcy filings and a continued favorable credit environment. The NCL rate declined 85 basis points to 2.65%.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibank Branches	$853	$766	$754	$730	$737	$904	18%	$1,619	$1,641	1%
Citifinancial Branches	1,053	1,054	1,035	1,048	1,008	1,037	(2)%	2,107	2,045	(3)%
Primerica Financial Services	551	540	550	581	551	558	3%	1,091	1,109	2%

Total Revenues, Net of Interest Expense	2,457	2,360	2,339	2,359	2,296	2,499	6%	4,817	4,795	—
Total Operating Expenses	1,085	1,107	1,099	1,116	1,221	1,200	8%	2,192	2,421	10%
Net Credit Losses	326	346	314	418	279	288	(17)%	672	567	(16)%
Credit Reserve Build / (Release)	(17)	—	275	44	(55)	(31)	—	(17)	(86)	NM
Provision for Benefits & Claims	182	177	170	175	163	168	(5)%	359	331	(8)%

Provision for Loan Losses and for Benefits and Claims	491	523	759	637	387	425	(19)%	1,014	812	(20)%

Income Before Taxes	881	730	481	606	688	874	20%	1,611	1,562	(3)%
Income Taxes	317	252	162	215	173	306	21%	569	479	(16)%

Net Income	$564	$478	$319	$391	$515	$568	19%	$1,042	$1,083	4%

Average Assets (in billions of dollars)	$63	$64	$65	$65	$66	$69	8%	$64	$68	6%
Return on Assets	3.63%	3.00%	1.95%	2.39%	3.16%	3.30%		3.28%	3.21%
Average Risk Capital	$2,940	$2,983	$3,003	$2,982	$3,459	$3,520	18%	$2,962	$3,490	18%
Return on Risk Capital	78%	64%	42%	52%	60%	65%		71%	63%
Return on Invested Capital	20%	18%	13%	15%	23%	24%		19%	23%
Net Income by Business:
Citibank Branches	$185	$114	$111	$96	$100	$165	45%	$299	$265	(11)%
Citifinancial Branches	245	228	72	151	265	264	16%	473	529	12%
Primerica Financial Services	134	136	136	144	150	139	2%	270	289	7%

Total Net Income	$564	$478	$319	$391	$515	$568	19%	$1,042	$1,083	4%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)
KEY INDICATORS:
Average Loans (in billions of dollars)
Citibank Branches	$8.2	$8.5	$8.8	$9.1	$9.4	$9.8	15%
CitiFinancial Branches	31.2	31.2	31.9	32.6	33.1	33.8	8%

Total	$39.4	$39.7	$40.7	$41.7	$42.5	$43.6	10%

Average Loans by Product (in billions of dollars)
Real estate secured loans	$20.4	$20.8	$21.2	$21.8	$22.3	$23.0	11%
Personal loans	14.4	14.4	14.8	15.0	15.2	15.5	8%
Sales finance and other	4.6	4.5	4.7	4.9	5.0	5.1	13%

Total	$39.4	$39.7	$40.7	$41.7	$42.5	$43.6	10%

Net Interest Revenue (in millions of dollars)
Citibank Branches	$513	$523	$509	$512	$501	$505	(3)%
CitiFinancial Branches	918	918	919	903	891	933	2%
Primerica Financial Services	58	55	60	69	59	59	7%

Total	$1,489	$1,496	$1,488	$1,484	$1,451	$1,497	—

Net Credit Loss Ratio	3.36%	3.50%	3.06%	3.98%	2.66%	2.65%
Loans 90+ Days Past Due (in millions of dollars)	$782	$723	$787	$818	$740	$717	(1)%
% of EOP Loans	1.98%	1.79%	1.91%	1.94%	1.73%	1.62%
Number of Branches:
Citibank	883	885	884	896	906	892	1%
CitiFinancial	2,273	2,273	2,274	2,277	2,299	2,361	4%

Total	3,156	3,158	3,158	3,173	3,205	3,253	3%

Total EOP Accounts (in millions)
Citibank Branches	10.3	10.4	10.5	10.5	10.7	10.9	5%
CitiFinancial Branches	5.3	5.3	5.4	5.5	5.3	5.4	2%
Primerica Financial Services	4.8	4.8	4.9	4.8	4.9	4.9	2%

Total	20.4	20.5	20.8	20.8	20.9	21.2	3%

Citibank Branches—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$65.6	$66.4	$65.1	$63.6	$64.1	$64.1	(3)%
Time Deposits, CDs and Other	10.9	12.6	13.2	14.5	16.2	17.9	42%

Total Branch Deposits	76.5	79.0	78.3	78.1	80.3	82.0	4%
Smith Barney Bank Deposit Program	42.3	41.4	41.3	42.2	45.3	47.6	15%

Total Deposits	$118.8	$120.4	$119.6	$120.3	$125.6	$129.6	8%

Checking Accounts (in millions)	3.5	3.5	3.5	3.5	3.6	3.6	3%
EOP Investment AUMs (in billions of dollars)	$39.8	$40.7	$41.6	$42.5	$43.8	$43.1	6%
Total Investment Product Sales	$3.1	$3.0	$3.2	$3.0	$3.9	$4.1	37%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$553.1	$562.7	$572.4	$581.3	$583.9	$596.4	6%
Loan Volumes (in millions of dollars)	$972.8	$963.6	$1,099.9	$1,381.4	$1,087.0	$1,104.0	15%
Mutual Fund Sales at NAV (in millions of dollars)	$903	$865	$798	$791	$971	$951	10%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$328	$271	$283	$302	$388	$362	34%
Investment AUMs (EOP) (in billions of dollars)	$27.5	$28.0	$29.3	$30.1	$31.2	$31.3	12%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenues declined, as 21% growth in average loans was offset by net interest margin compression across the loan portfolios. The revenue decrease also reflected a decline in net mortgage servicing revenues, which was partially offset by higher gains on loan sales.

**
Expenses increased 8% on increased business volumes. Lower credit costs reflected a $75 million pre-tax loan loss reserve release.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Real Estate Lending	$924	$888	$836	$910	$843	$793	(11)%	$1,812	$1,636	(10)%
Student Loans	132	176	173	171	117	202	15%	308	319	4%
Auto	317	312	323	307	300	312	—	629	612	(3)%

Total Revenues, Net of Interest Expense	1,373	1,376	1,332	1,388	1,260	1,307	(5)%	2,749	2,567	(7)%
Total Operating Expenses	411	413	425	451	453	444	8%	824	897	9%
Net Credit Losses	181	146	168	178	176	160	10%	327	336	3%
Credit Reserve Build / (Release)	(1)	1	(56)	(8)	(31)	(75)	NM	—	(106)	—
Provision for Benefits & Claims	2	1	2	—	(2)	1	—	3	(1)	NM

Provision for Loan Losses and for Benefits and Claims	182	148	114	170	143	86	(42)%	330	229	(31)%

Income Before Taxes and Minority Interest	780	815	793	767	664	777	(5)%	1,595	1,441	(10)%
Income Taxes	281	292	289	293	218	287	(2)%	573	505	(12)%
Minority Interest, Net of Tax	13	16	17	16	9	20	25%	29	29	—

Net Income	$486	$507	$487	$458	$437	$470	(7)%	$993	$907	(9)%

Average Assets (in billions of dollars)	$178	$186	$192	$201	$209	$221	19%	$182	$215	18%
Return on Assets	1.11%	1.09%	1.01%	0.90%	0.85%	0.85%		1.10%	0.85%
Average Risk Capital	$3,291	$3,341	$3,218	$3,270	$3,732	$3,451	3%	$3,316	$3,592	8%
Return on Risk Capital	60%	61%	60%	56%	47%	55%		60%	51%
Return on Invested Capital	38%	32%	31%	29%	27%	30%		35%	28%
Net Income by Business:
Real Estate Lending	$363	$356	$318	$341	$328	$297	(17)%	$719	$625	(13)%
Student Loans	52	62	62	58	38	75	21%	114	113	(1)%
Auto	71	89	107	59	71	98	10%	160	169	6%

Total Net Income	$486	$507	$487	$458	$437	$470	(7)%	$993	$907	(9)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 2

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)
KEY INDICATORS:
Real Estate Lending—Balances (in billions of dollars):
Average Loans	$122.2	$126.5	$132.2	$141.5	$149.6	$159.1	26%
Originations	$25.9	$33.3	$37.0	$35.7	$32.4	$38.6	16%
Third Party Mortgage Servicing Portfolio (EOP)	$288.8	$287.2	$293.5	$293.8	$307.4	$324.9	13%
Net Servicing & Gain/(Loss) on Sale—(in millions of dollars)	$82.3	$82.3	$51.9	$77.1	$10.5	$(11.7)	NM
Net Interest Revenue—(in millions of dollars)	$831	$793	$774	$815	$812	$804	1%
NIR as a % of Average Loans	2.76%	2.51%	2.32%	2.29%	2.20%	2.03%
Net Credit Loss Ratio	0.23%	0.19%	0.17%	0.16%	0.19%	0.19%
Loans 90+Days Past Due—(in millions of dollars)	$1,911	$1,672	$1,697	$1,766	$1,605	$1,524	(9)%
% of EOP Loans	1.54%	1.31%	1.24%	1.22%	1.03%	0.94%
Student Loans—Balances (in billions of dollars):
Average Loans	$24.9	$25.7	$25.3	$24.9	$24.7	$24.7	(4)%
Originations	$2.6	$1.6	$3.8	$2.8	$2.9	$1.9	19%
Net Interest Revenue—(in millions of dollars)	$134	$129	$121	$109	$104	$106	(18)%
NIR as a % of Average Loans	2.18%	2.01%	1.90%	1.74%	1.71%	1.72%
Net Credit Loss Ratio	0.02%	0.07%	0.04%	0.08%	0.03%	0.08%
Loans 90+Days Past Due—(in millions of dollars)	$773	$792	$814	$743	$729	$747	(6)%
% of EOP Loans	3.06%	3.25%	3.25%	3.11%	2.95%	3.26%
Auto—(in billions of dollars):
Average Loans	$11.0	$11.4	$11.9	$12.3	$12.8	$13.5	18%
Originations	$1.4	$1.6	$1.9	$1.5	$2.0	$2.0	25%
Net Interest Revenue—(in millions of dollars)	$308	$305	$314	$298	$291	$304	—
NIR as a % of Average Loans	11.36%	10.73%	10.47%	9.61%	9.22%	9.03%
Net Credit Margin (NCM)—(in millions of dollars)	$204	$231	$213	$191	$196	$231	—
NCM as a % of Average Loans	7.52%	8.13%	7.10%	6.16%	6.21%	6.86%
Net Credit Loss Ratio	4.17%	2.81%	3.70%	3.74%	3.29%	2.44%
Loans 90+Days Past Due—(in millions of dollars)	$74	$75	$97	$115	$77	$85	13%
% of EOP Loans	0.66%	0.65%	0.80%	0.93%	0.58%	0.61%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
COMMERCIAL BUSINESS
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenue growth was driven by a $31 million pre-tax gain on the sale of branches in upstate New York and increased deposit and loan balances, each up 11%, which were offset by net interest margin compression.

**
Credit costs remained low, reflecting the continued favorable credit environment.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$678	$491	$649	$481	$470	$516	5%	$1,169	$986	(16)%
Total Operating Expenses	341	335	308	356	363	353	5%	676	716	6%
Net Credit Losses	12	12	8	16	14	12	—	24	26	8%
Credit Reserve Build / (Release)	(12)	(6)	13	(34)	(38)	(8)	(33)%	(18)	(46)	NM

Total Provision for Loan Losses	—	6	21	(18)	(24)	4	(33)%	6	(20)	NM

Income Before Taxes	337	150	320	143	131	159	6%	487	290	(40)%
Income Taxes	85	16	98	22	5	21	31%	101	26	(74)%

Net Income	$252	$134	$222	$121	$126	$138	3%	$386	$264	(32)%

Average Assets (in billions of dollars)	$36	$38	$39	$40	$41	$42	11%	$37	$42	14%
Return on Assets	2.84%	1.41%	2.26%	1.20%	1.25%	1.32%		2.10%	1.27%
Average Risk Capital	$1,969	$1,825	$1,698	$1,758	$2,315	$2,235	22%	$1,897	$2,275
Return on Risk Capital	52%	29%	52%	27%	22%	25%		41%	23%
Return on Invested Capital	37%	19%	31%	17%	11%	12%		28%	11%
KEY INDICATORS (in billions of dollars):
Total Deposits	$15.1	$16.9	$18.6	$19.0	$18.8	$18.8	11%
Commercial Real Estate	$12.4	$14.2	$14.5	$15.2	$16.1	$16.7	18%
Equipment Leasing	12.7	13.1	13.1	13.7	14.1	14.4	10%
Other	2.2	3.2	3.3	3.3	3.3	3.3	3%

Average Loans	$27.3	$30.5	$30.9	$32.2	$33.5	$34.4	13%
Average Loans—Liquidating	2.4	0.8	0.6	0.5	0.4	0.3	(63)%

Average Loans—Total	$29.7	$31.3	$31.5	$32.7	$33.9	$34.7	11%
Operating Leases	1.8	1.6	1.6	1.9	1.8	1.8	13%

Total Average Earning Assets	$31.5	$32.9	$33.1	$34.6	$35.7	$36.5	11%

Net Interest Revenue—(in millions of dollars)	$329	$322	$372	$295	$287	$311	(3)%
Net Credit Loss Ratio	0.17%	0.15%	0.10%	0.19%	0.17%	0.14%
Loans 90+Days Past Due—(in millions of dollars)	$185	$148	$175	$170	$151	$116	(22)%
% of EOP Loans	0.60%	0.47%	0.54%	0.51%	0.44%	0.33%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenue growth of 28% was driven by higher purchase sales and average loans, up 15% and 18% respectively, improved net interest margins, and the integration of Credicard in Brazil. Loan growth was led by Mexico, Asia, and Latin America.

**
Expense growth of 24% reflected the integration of Credicard, continued investment in organic growth, and higher customer activity.

**
Net income declined due to higher credit costs, which were primarily driven by industry-wide credit deterioration in the Taiwan cards market. Net income increased significantly in Mexico, EMEA and Latin America.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense
Mexico	$269	$307	$353	$382	$405	$443	44%	$576	$848	47%
EMEA	294	285	302	396	294	327	15%	579	621	7%
Japan	73	76	76	77	70	74	(3)%	149	144	(3)%
Asia (excluding Japan)	401	423	414	425	415	428	1%	824	843	2%
Latin America	68	85	64	80	96	238	NM	153	334	NM

Total Revenues, Net of Interest Expense	1,105	1,176	1,209	1,360	1,280	1,510	28%	2,281	2,790	22%
Total Operating Expenses	568	577	561	665	617	714	24%	1,145	1,331	16%
Net Credit Losses	160	157	168	182	218	333	NM	317	551	74%
Specific and Unallocated Credit Reserve Build / (Release)	(5)	18	24	35	94	26	44%	13	120	NM

Total Provision for Loan Losses	155	175	192	217	312	359	NM	330	671	NM
Income Before Taxes and Minority Interest	382	424	456	478	351	437	3%	806	788	(2)%
Income Taxes and Minority Interest	80	93	73	121	60	109	17%	173	169	(2)%

Net Income	$302	$331	$383	$357	$291	$328	(1)%	$633	$619	(2)%

Average Assets (in billions of dollars)	$25	$26	$26	$27	$28	$30	15%	$26	$29	12%
Return on Assets	4.90%	5.11%	5.84%	5.25%	4.21%	4.39%		4.91%	4.30%
Average Risk Capital	$1,595	$1,758	$1,855	$1,967	$2,073	$2,202	25%	$1,677	$2,138
Return on Risk Capital	77%	76%	82%	72%	57%	60%		76%	58%
Return on Invested Capital	32%	33%	37%	34%	27%	29%		32%	28%
Net Income by Region:
Mexico	$127	$125	$204	$108	$149	$147	18%	252	296	17%
EMEA	32	34	34	88	32	43	26%	66	75	14%
Japan	17	17	17	24	21	13	(24)%	34	34	—
Asia (excluding Japan)	101	117	107	113	54	56	(52)%	218	110	(50)%
Latin America	25	38	21	24	35	69	82%	63	104	65%

Total	$302	$331	$383	$357	$291	$328	(1)%	$633	$619	(2)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
Average Yield	17.34%	17.52%	18.08%	18.33%	18.61%	19.03%
Net Interest Revenue (in millions of dollars)	$647	$673	$710	$746	$773	$912	36%
% of Average Loans	12.26%	12.16%	12.41%	12.65%	12.90%	14.02%
Net Credit Margin (in millions of dollars)(1)	$945	$1,019	$1,041	$1,178	$1,062	$1,177	16%
% of Average Loans	17.91%	18.41%	18.19%	19.97%	17.71%	18.09%
End of Period Loans	$21.6	$22.5	$23.1	$24.1	$24.1	$26.8	19%
EOP Open Accounts (in millions)	25.2	25.9	26.5	26.5	26.7	30.1	16%
Purchase Sales(2)	$16.1	$17.1	$17.3	$18.2	$17.4	$19.7	15%
Average Loans:
Mexico	$3.6	$4.0	$4.6	$5.2	$5.5	$5.6	40%
EMEA	6.0	6.3	6.2	6.0	6.1	6.5	3%
Japan	1.3	1.3	1.3	1.3	1.3	1.4	8%
Asia (excluding Japan)	9.8	9.9	9.8	10.0	10.4	10.7	8%
Latin America	0.7	0.7	0.8	0.9	1.0	1.9	NM

Total	$21.4	$22.2	$22.7	$23.4	$24.3	$26.1	18%

Coincident Net Credit Loss Ratio	3.02%	2.84%	2.94%	3.08%	3.64%	5.12%
12 Month Lagged Net Credit Loss Ratio	3.83%	3.51%	3.61%	3.56%	4.13%	6.02%
Loans 90+Days Past Due (in millions of dollars)	$354	$382	$411	$469	$535	$643	68%
% of EOP Loans	1.64%	1.70%	1.78%	1.95%	2.22%	2.40%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
In Japan, revenues and net income declined 3% and 2%, respectively, as a decline in average loans was partially offset by lower expenses and lower credit costs. Average loans increased 3% from the first quarter 2006, driven by a strong increase in new loan originations. During the quarter, 85 new automated loan machines (ALMs) were added.

**
Outside of Japan, revenues increased 20%, driven by 17% growth in average loans. Net income declined 3% as revenue growth was offset by increased investment spending. During the quarter, 111 new branches were opened.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Mexico	$43	$44	$47	$50	$53	$55	25%	$87	$108	24%
EMEA	189	185	185	184	184	193	4%	374	377	1%
Japan	627	635	609	604	591	615	(3)%	1,262	1,206	(4)%
Asia (excluding Japan)	61	69	78	86	98	108	57%	130	206	58%
Latin America	28	30	31	34	36	38	27%	58	74	28%

Total Revenues, Net of Interest Expense	$948	$963	$950	$958	$962	$1,009	5%	$1,911	$1,971	3%
Total Operating Expenses	437	380	397	398	419	427	12%	817	846	4%
Net Credit Losses	316	321	334	313	319	323	1%	637	642	1%
Credit Reserve Build / (Release)	—	1	(10)	—	(16)	17	NM	1	1	—
Provision for Benefits & Claims	(1)	—	—	(2)	1	—	—	(1)	1	NM

Provision for Loan Losses and for Benefits and Claims	315	322	324	311	304	340	6%	637	644	1%

Income Before Taxes	196	261	229	249	239	242	(7)%	457	481	5%
Income Taxes	57	84	77	75	71	69	(18)%	141	140	(1)%

Net Income	$139	$177	$152	$174	$168	$173	(2)%	$316	$341	8%

Average Assets (in billions of dollars)	$27	$26	$25	$26	$26	$27	4%	$27	$27	—
Return on Assets	2.09%	2.73%	2.41%	2.66%	2.62%	2.57%		2.36%	2.55%
Average Risk Capital	$934	$920	$919	$897	$1,165	$1,042	13%	$927	$1,104
Return on Risk Capital	60%	77%	66%	77%	58%	67%		69%	62%
Return on Invested Capital	16%	20%	18%	21%	19%	20%		18%	20%
Net Income (Loss) by Region:
Mexico	$9	$8	$9	$10	$10	$11	38%	$17	$21	24%
EMEA	(4)	16	3	21	7	15	(6)%	12	22	83%
Japan	122	137	122	124	135	134	(2)%	259	269	4%
Asia (excluding Japan)	9	13	16	17	16	12	(8)%	22	28	27%
Latin America	3	3	2	2	—	1	(67)%	6	1	(83)%

Total	$139	$177	$152	$174	$168	$173	(2)%	$316	$341	8%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 2
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)
KEY INDICATORS:
Average Loans by Product (in billions of dollars):
Real estate secured loans	$8.3	$8.1	$8.0	$8.2	$8.1	$8.5	5%
Personal loans	13.0	12.9	12.8	12.8	13.3	14.3	11%
Auto	0.8	0.6	0.5	0.4	0.3	0.3	(50)%
Sales finance and other	0.7	0.8	0.6	0.7	0.7	0.7	(13)%

Total	$22.8	$22.4	$21.9	$22.1	$22.4	$23.8	6%

Average Loans by Region (in billions of dollars):
Mexico	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3	50%
EMEA	9.9	9.7	9.5	9.7	9.6	10.4	7%
Japan	10.9	10.5	10.0	9.6	9.6	9.9	(6)%
Asia (excluding Japan)	1.4	1.6	1.7	2.0	2.3	2.6	63%
Latin America	0.4	0.4	0.4	0.5	0.6	0.6	50%

Total	$22.8	$22.4	$21.9	$22.1	$22.4	$23.8	6%

Average Yield	18.31%	18.90%	18.87%	18.63%	19.06%	18.88%
Net Interest Revenue—(in millions of dollars)	$920	$930	$910	$914	$921	$971	4%
Net Interest Revenue as a % of Average Loans	16.36%	16.65%	16.49%	16.41%	16.67%	16.36%
Net Credit Margin (NCM)—(in millions of dollars)	$632	$642	$617	$645	$643	$686	7%
NCM as a % of Average Loans	11.24%	11.50%	11.18%	11.58%	11.64%	11.56%
Net Credit Loss Ratio	5.62%	5.75%	6.03%	5.62%	5.78%	5.44%
Net Credit Loss Ratio—Japan	9.25%	9.68%	9.77%	9.92%	9.12%	9.74%
Loans 90+ Days Past Due—(in millions of dollars)	$480	$477	$467	$442	$437	$519	9%
% of EOP Loans	2.12%	2.17%	2.13%	2.03%	1.93%	2.16%
Number of Sales Points:
Japan Branches	405	405	392	325	325	324	(20)%
Japan Automated Loan Machines (ALMs)	523	588	654	682	731	809	38%

Total Japan	928	993	1,046	1,007	1,056	1,133	14%
Mexico Branches	217	233	255	268	288	312	34%
EMEA Branches	264	277	282	284	306	326	18%
Asia (excluding Japan) Branches	224	250	293	418	489	547	NM
Latin America Branches	118	128	138	160	180	188	47%

Total	1,751	1,881	2,014	2,137	2,319	2,506	33%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenue and net income growth reflected a 9% increase in deposits and 60% growth in investment product period. Loan balances increased 1%, as declines in EMEA and Asia—which were driven by the third quarter 2005 write-off of loans in Germany and the recent labor actions in Korea, respectively—were offset by growth in all other regions.

**
Expense growth reflected increased business volumes and continued investment spending, with 85 new branch openings during the quarter.

**
Credit costs improved due to the favorable credit environment, and a loan loss reserve release of $82 million pre-tax in Korea.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Mexico	$648	$704	$739	$787	$691	$694	(1)%	$1,352	$1,385	2%
EMEA	765	786	784	846	792	840	7%	1,551	1,632	5%
Japan	121	116	118	119	114	118	2%	237	232	(2)%
Asia (excluding Japan)	610	624	649	621	676	708	13%	1,234	1,384	12%
Latin America	161	166	184	179	194	195	17%	327	389	19%

Total Revenues, Net of Interest Expense	2,305	2,396	2,474	2,552	2,467	2,555	7%	4,701	5,022	7%
Total Operating Expenses	1,417	1,363	1,322	1,435	1,585	1,560	14%	2,780	3,145	13%
Net Credit Losses	179	181	1,288	234	184	191	6%	360	375	4%
Credit Reserve Build / (Release)	(9)	19	(649)	51	(77)	(105)	NM	10	(182)	NM
Provision for Benefits & Claims	33	33	42	50	44	37	12%	66	81	23%

Provision for Loan Losses and for Benefits and Claims	203	233	681	335	151	123	(47)%	436	274	(37)%

Income Before Taxes and Minority Interest	685	800	471	782	731	872	9%	1,485	1,603	8%
Income Taxes and Minority Interest	187	207	44	217	54	158	(24)%	394	212	(46)%

Net Income	$498	$593	$427	$565	$677	$714	20%	$1,091	$1,391	27%

Average Assets (in billions of dollars)	$113	$114	$115	$116	$119	$120	5%	$114	$120	5%
Return on Assets	1.79%	2.09%	1.47%	1.93%	2.31%	2.39%		1.93%	2.34%
Average Risk Capital	$9,983	$10,663	$10,802	$9,764	$9,407	$9,481		$10,323	$9,444
Return on Risk Capital	20%	22%	16%	23%	29%	30%		21%	30%
Return on Invested Capital	12%	13%	9%	12%	15%	16%		12%	16%
Net Income (Loss) by Region:
Mexico	$141	$235	$298	$158	$199	$217	(8)%	$376	$416	11%
EMEA	94	74	(191)	173	146	157	NM	168	303	80%
Japan	36	34	30	26	32	31	(9)%	70	63	(10)%
Asia (excluding Japan)	201	211	252	193	277	291	38%	412	568	38%
Latin America	26	39	38	15	23	18	(54)%	65	41	(37)%

Total	$498	$593	$427	$565	$677	$714	20%	$1,091	$1,391	27%

KEY INDICATORS:
Net Interest Revenue	$1,435	$1,516	$1,375	$1,404	$1,439	$1,460	(4)%
Net Credit Loss Ratio	1.17%	1.17%	8.20%	1.53%	1.21%	1.22%
Loans 90+Days Past Due (in millions of dollars)	$2,013	$1,901	$770	$779	$736	$680	(64)%
% of EOP Loans	3.26%	3.09%	1.26%	1.29%	1.21%	1.08%
Branches by Region:
Mexico	1,346	1,334	1,335	1,382	1,404	1,441	8%	2,680	2,845	6%
EMEA	612	619	618	625	636	663	7%
Japan	25	25	25	25	25	25	0%
Asia (excluding Japan)	354	394	396	401	403	404	3%
Latin America	153	158	162	176	179	187	18%

Total	2,490	2,530	2,536	2,609	2,647	2,720	8%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 2

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$72.5	$71.0	$70.6	$72.2	$76.8	$78.8	11%
Time Deposits, CDs and Other	63.2	63.3	65.5	66.8	67.7	67.8	7%

Total Average Deposits	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	9%

Investment Sales (in millions of dollars)	$12.5	$11.4	$13.6	$13.3	$17.1	$18.2	60%
Investment AUMs (EOP)	$74.8	$76.4	$81.4	$83.3	$90.1	$90.0	18%
Other (primarily Retirement Services)	31.0	32.3	34.9	37.2	40.3	39.1	21%

Total AUMs	$105.8	$108.7	$116.3	$120.5	$130.4	$129.1	19%

Average Customer Deposits by Region (in billions of dollars):
Mexico	$23.0	$23.1	$23.6	$25.4	$25.9	$24.9	8%
EMEA	25.9	25.3	26.7	28.1	31.0	32.8	30%
Japan	21.9	21.2	21.1	20.7	20.8	21.1	—
Asia (excluding Japan)	57.9	57.6	57.7	57.7	59.6	60.6	5%
Latin America	7.0	7.1	7.0	7.1	7.2	7.2	1%

Total	$135.7	$134.3	$136.1	$139.0	$144.5	$146.6	9%

Average Loans by Region (in billions of dollars):
Mexico	$7.3	$7.6	$7.8	$8.0	$8.2	$7.7	1%
EMEA	19.3	18.7	18.5	17.2	17.4	18.6	(1)%
Japan	0.3	0.2	0.7	0.7	0.7	0.8	NM
Asia (excluding Japan)	34.3	34.6	34.4	33.8	34.1	34.4	(1)%
Latin America	0.8	0.8	0.9	1.0	1.1	1.1	38%

Total	$62.0	$61.9	$62.3	$60.7	$61.5	$62.6	1%

Average Loans by Type (in billions of dollars):
Mortgage	$23.3	$23.6	$23.5	$23.1	$23.3	$23.2	(2)%
Auto	2.7	2.7	2.6	2.4	2.3	2.2	(19)%
Installment / Overdraft	24.0	23.7	23.7	22.6	23.2	24.4	3%
Commercial	7.7	7.8	7.8	7.9	8.1	8.2	5%
Other Retail	4.3	4.1	4.7	4.7	4.6	4.6	12%

Total	$62.0	$61.9	$62.3	$60.7	$61.5	$62.6	1%

EOP Accounts by Region:
Mexico	17.1	17.5	17.9	18.1	18.5	19.0	9%
EMEA	8.4	8.6	8.7	8.9	9.0	9.3	8%
Japan	2.1	2.1	2.1	2.0	2.0	2.1	0%
Asia (excluding Japan)	11.7	11.9	12.2	12.0	12.0	12.1	2%
Latin America	6.4	6.5	6.6	6.7	7.0	7.2	11%

Total	45.7	46.6	47.5	47.7	48.5	49.7	7%

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Corporate and Investment Banking:
Total Revenues, Net of Interest Expense	$6,037	$5,156	$6,434	$6,236	$7,279	$6,761	31%	$11,193	$14,040	25%
Total Operating Expenses	3,668	3,368	3,856	3,241	4,757	4,158	23%	7,036	8,915	27%
Total Provision for Credit Losses	(56)	(14)	43	(15)	—	173	NM	(70)	173	NM

Income Before Taxes and Minority Interest	2,425	1,802	2,535	3,010	2,522	2,430	35%	4,227	4,952	17%
Income Taxes	735	420	704	959	574	702	67%	1,155	1,276	10%
Minority Interest, Net of Tax	11	10	34	4	19	5	(50)%	21	24	14%

Net Income	$1,679	$1,372	$1,797	$2,047	$1,929	$1,723	26%	$3,051	$3,652	20%

U.S.:
Total Revenues, Net of Interest Expense	$2,779	$1,948	$2,810	$2,364	$2,923	$2,803	44%	$4,727	$5,726	21%
Total Operating Expenses	1,451	1,347	1,740	901	2,251	1,621	20%	2,798	3,872	38%
Total Provision for Credit Losses	21	90	98	(8)	52	137	52%	111	189	70%

Income Before Taxes and Minority Interest	1,307	511	972	1,471	620	1,045	NM	1,818	1,665	(8)%
Income Taxes	410	47	314	515	94	301	NM	457	395	(14)%
Minority Interest, Net of Tax	4	2	21	(2)	11	(3)	NM	6	8	33%

Net Income	$893	$462	$637	$958	$515	$747	62%	$1,355	$1,262	(7)%

International:
Total Revenues, Net of Interest Expense	$3,258	$3,208	$3,624	$3,872	$4,356	$3,958	23%	$6,466	$8,314	29%
Total Operating Expenses	2,217	2,021	2,116	2,340	2,506	2,537	26%	4,238	5,043	19%
Total Provision for Credit Losses	(77)	(104)	(55)	(7)	(52)	36	NM	(181)	(16)	91%

Income Before Taxes and Minority Interest	1,118	1,291	1,563	1,539	1,902	1,385	7%	2,409	3,287	36%
Income Taxes	325	373	390	444	480	401	8%	698	881	26%
Minority Interest, Net of Tax	7	8	13	6	8	8	—	15	16	7%

Net Income	$786	$910	$1,160	$1,089	$1,414	$976	7%	$1,696	$2,390	41%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
INCOME STATEMENT
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenues:
Commissions and Fees	$601	$545	$595	$623	$682	$713	31%	$1,146	$1,395	22%
Asset Management and Administration Fees	696	701	695	686	756	797	14%	1,397	1,553	11%
Investment Banking	805	870	973	1,044	1,078	1,153	33%	1,675	2,231	33%
Principal Transactions	1,533	572	2,041	1,207	2,150	1,425	NM	2,105	3,575	70%
Other	253	446	214	663	379	526	18%	699	905	29%

Total Non-Interest Revenues	3,888	3,134	4,518	4,223	5,045	4,614	47%	7,022	9,659	38%
Net Interest and Dividends	2,149	2,022	1,916	2,013	2,234	2,147	6%	4,171	4,381	5%

Total Revenues, Net of Interest Expense	6,037	5,156	6,434	6,236	7,279	6,761	31%	11,193	14,040	25%

Non-Interest Expenses:
Compensation and Benefits	2,227	1,894	2,463	2,013	3,178	2,550	35%	4,121	5,728	39%
Other Operating and Administrative Expenses	1,441	1,474	1,393	1,228	1,579	1,608	9%	2,915	3,187	9%

Total Non-Interest Expenses	3,668	3,368	3,856	3,241	4,757	4,158	23%	7,036	8,915	27%
Provision for Loan Losses	(56)	(114)	(57)	(65)	(50)	23	NM	(170)	(27)	84%
Provision for Unfunded Lending Commitments	—	100	100	50	50	150	50%	100	200	100%

Total Provision for Credit Losses	(56)	(14)	43	(15)	—	173	NM	(70)	173	NM

Income Before Taxes and Minority Interest	2,425	1,802	2,535	3,010	2,522	2,430	35%	4,227	4,952	17%
Income Taxes	735	420	704	959	574	702	67%	1,155	1,276	10%
Minority Interest, Net of Tax	11	10	34	4	19	5	(50)%	21	24	14%

Net Income	$1,679	$1,372	$1,797	$2,047	$1,929	$1,723	26%	$3,051	$3,652	20%

Pre-tax Profit Margin	40.2%	34.9%	39.4%	48.3%	34.6%	35.9%		37.8%	35.3%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)(2)(3)	32.9%	36.7%	38.3%	34.4%	43.7%	37.7%		34.6%	40.8%
Non-Compensation Expenses as a Percent of Net Revenues(2)	23.9%	28.6%	21.7%	21.0%	21.7%	23.8%		26.0%	22.7%

(1)
The 2005 first quarter period excludes Expenses of $243 million (pretax) related to the repositioning of certain CIB businesses.

(2)
The 2005 fourth quarter period excludes Revenues of $386 million (pretax) related to the gain on sale of Nikko shares.

(3)
The 2006 first quarter period includes $449 million related to the adoption of SFAS 123(R).

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CIB
CIB REVENUE DETAILS
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$256	$264	$333	$359	$295	$296	12%	$520	$591	14%
Equity Underwriting	269	254	298	315	286	284	12%	523	570	9%
Debt Underwriting	500	514	568	569	713	670	30%	1,014	1,383	36%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(95)	(74)	(79)	(61)	(42)	(49)	34%	(169)	(91)	46%
Debt Underwriting	(22)	(27)	(36)	(28)	(36)	(51)	(89)%	(49)	(87)	(78)%

Total Investment Banking Revenue	908	931	1,084	1,154	1,216	1,150	24%	1,839	2,366	29%
Lending	510	543	531	681	411	569	5%	1,053	980	(7)%
Equity Markets	707	728	872	767	1,179	945	30%	1,435	2,124	48%
Fixed Income Markets	2,916	1,827	2,770	2,086	3,148	2,762	51%	4,743	5,910	25%
Other Capital Markets and Banking	(142)	(64)	(70)	231	(58)	(157)	NM	(206)	(215)	(4)%

Total Capital Markets and Banking Revenues(1)	4,899	3,965	5,187	4,919	5,896	5,269	33%	8,864	11,165	26%

Transaction Services	1,137	1,191	1,246	1,317	1,382	1,495	26%	2,328	2,877	24%
Other	1	—	1	—	1	(3)	—	1	(2)	NM

Total CIB Revenues	$6,037	$5,156	$6,434	$6,236	$7,279	$6,761	31%	$11,193	$14,040	25%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CAPITAL MARKETS AND BANKING
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Fixed income markets revenues of $2.76 billion, up 51%, were driven by strong results in municipals, foreign exchange and credit products.

**
Equity markets revenues of $945 million, up 30%, reflected strong performance in derivatives, convertibles and cash trading.

**
Investment banking revenues of $1.15 billion, up 24%, were driven by higher debt and equity underwriting revenues and increased advisory fees.

**
Higher credit costs were driven by a $208 million pre-tax charge to increase loan loss reserves, reflecting growth in loans and unfunded loan commitments and an update to historical data used for certain loss estimates.

**
Expense growth was primarily driven by higher business volumes.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,899	$3,965	$5,187	$4,919	$5,896	$5,269	33%	$8,864	$11,165	26%
Total Operating Expenses	2,859	2,585	3,134	2,923	3,803	3,154	22%	5,444	6,957	28%
Provision for Loan Losses	(46)	(116)	(55)	(82)	(51)	19	NM	(162)	(32)	80%
Provision for Unfunded Lending Commitments	—	96	95	47	46	138	44%	96	184	92%

Total Provision for Credit Losses	(46)	(20)	40	(35)	(5)	157	NM	(66)	152	NM

Income Before Taxes and Minority Interest	2,086	1,400	2,013	2,031	2,098	1,958	40%	3,486	4,056	16%
Income Taxes	637	347	555	606	461	541	56%	984	1,002	2%
Minority Interest, Net of Tax	10	10	34	4	19	5	(50)%	20	24	20%

Net Income	$1,439	$1,043	$1,424	$1,421	$1,618	$1,412	35%	$2,482	$3,030	22%

Average Risk Capital	$19,344	$19,694	$20,143	$20,411	$19,123	$20,173	2%	$19,519	$19,648	1%
Return on Risk Capital	30%	21%	28%	28%	34%	28%		26%	31%
Return on Invested Capital	23%	16%	21%	21%	26%	21%		19%	23%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$151,943	$150,825	$128,780	$141,868	$178,698	$157,789	5%	$302,768	$336,487	11%
Global Market Share	8.9%	8.8%	8.5%	8.4%	9.2%	8.8%		8.9%	9.0%
Rank	1	1	1	1	1	1		1	1
U.S. Volume(1)	$93,939	$106,635	$91,948	$96,495	$112,045	$114,282	7%	$200,574	$226,327	13%
U.S. Market Share	10.3%	10.9%	9.3%	9.6%	10.4%	10.7%		10.6%	10.6%
Rank	1	1	1	1	1	1		1	1

(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.
NM
Not Meaningful

Reclassified to conform to the current period's presentation.

CIB
TRANSACTION SERVICES
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Record revenues and net income, up 26% and 18%, respectively, were driven by higher customer volumes, reflecting increased liability balances, up 26%; assets under custody, up 16%; and the positive impact of higher short-term interest rates.

**
Expenses increased 27%, primarily driven by an increase in new business activity, investment in growth initiatives, and acquisitions.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,137	$1,191	$1,246	$1,317	$1,382	$1,495	26%	$2,328	$2,877	24%
Total Operating Expenses	803	780	809	924	949	989	27%	1,583	1,938	22%
Provision for Loan Losses	(13)	2	1	17	1	4	100%	(11)	5	NM
Provision for Unfunded Lending Commitments	—	4	5	3	4	12	NM	4	16	NM

Total Provision for Credit Losses	(13)	6	6	20	5	16	NM	(7)	21	NM

Income Before Taxes and Minority Interest	347	405	431	373	428	490	21%	752	918	22%
Income Taxes and Minority Interest, Net of Tax	102	117	104	98	105	150	28%	219	255	16%

Net Income	$245	$288	$327	$275	$323	$340	18%	$533	$663	24%

Average Risk Capital	$1,435	$1,403	$1,240	$1,234	$1,470	$1,582		$1,419	$1,526
Return on Risk Capital	69%	82%	105%	88%	89%	86%		76%	88%
Return on Invested Capital	40%	46%	56%	47%	50%	50%		43%	50%
Revenue Details:
Cash Management	$658	$694	$729	$783	$792	$856	23%	$1,352	$1,648	22%
Securities Services	336	348	363	390	438	478	37%	684	916	34%
Trade	143	149	154	144	152	161	8%	292	313	7%

Total Revenues, Net of Interest Expense	$1,137	$1,191	$1,246	$1,317	$1,382	$1,495	26%	$2,328	$2,877	24%

Liability Balances (Average in billions)	$139	$141	$147	$155	$158	$178	26%
Assets Under Custody (EOP in trillions)	$8.0	$8.0	$8.4	$8.6	$8.8	$9.3	16%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Global Wealth Management:
Fee-Based and Net Interest Revenue	$1,312	$1,308	$1,345	$1,405	$1,603	$1,634	25%	$2,620	$3,237	24%
Commissions and Other Transactional Revenue	861	792	829	832	880	858	8%	1,653	1,738	5%

Total Revenues, Net of Interest Expense	$2,173	$2,100	$2,174	$2,237	$2,483	$2,492	19%	$4,273	$4,975	16%
Total Operating Expenses	1,690	1,586	1,673	1,747	2,055	1,961	24%	3,276	4,016	23%
Total Provision for Loan Losses	(16)	—	30	15	5	8	—	(16)	13	NM

Income Before Taxes	499	514	471	475	423	523	2%	1,013	946	(7)%
Income Taxes	180	192	165	178	136	176	(8)%	372	312	(16)%

Net Income	$319	$322	$306	$297	$287	$347	8%	$641	$634	(1)%

U.S.:
Total Revenues, Net of Interest Expense	$1,872	$1,852	$1,923	$1,981	$2,154	$2,149	16%	$3,724	$4,303	16%
Total Operating Expenses	1,448	1,348	1,465	1,538	1,805	1,706	27%	2,796	3,511	26%
Total Provision for Loan Losses	(8)	—	12	17	5	5	—	(8)	10	NM

Income Before Taxes	432	504	446	426	344	438	(13)%	936	782	(16)%
Income Taxes	159	189	158	161	116	148	(22)%	348	264	(24)%

Net Income	$273	$315	$288	$265	$228	$290	(8)%	$588	$518	(12)%

International:
Total Revenues, Net of Interest Expense	$301	$248	$251	$256	$329	$343	38%	$549	$672	22%
Total Operating Expenses	242	238	208	209	250	255	7%	480	505	5%
Total Provision for Loan Losses	(8)	—	18	(2)	—	3	—	(8)	3	NM

Income (Loss) Before Taxes	67	10	25	49	79	85	NM	77	164	NM
Income Taxes (Benefits)	21	3	7	17	20	28	NM	24	48	100%

Net Income (Loss)	$46	$7	$18	$32	$59	$57	NM	$53	$116	NM

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Record revenues were driven by a 29% increase in fee-based revenues and a 9% increase in transactional revenues, reflecting increased customer volumes and the acquisition of the Legg Mason retail brokerage business.

**
Assets under fee-based management increased 28% to $313 billion, reflecting both organic growth and the addition of Legg Mason client assets.

**
The pre-tax margin of 18% reflected higher compensation expense, including $50 million of additional SFAS 123(R) accruals, integration costs of the Legg Mason retail brokerage business and higher legal costs.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$911	$956	$986	$1,039	$1,200	$1,238	29%	$1,867	$2,438	31%
Commissions and Other Transactional Revenue	758	691	742	742	787	752	9%	1,449	1,539	6%

Total Revenues, Net of Interest Expense	1,669	1,647	1,728	1,781	1,987	1,990	21%	3,316	3,977	20%

Total Operating Expenses	1,351	1,252	1,366	1,436	1,720	1,624	30%	2,603	3,344	28%
Provision for Loan Losses	—	4	7	1	1	(1)	NM	4	—	(100)%

Income Before Taxes	318	391	355	344	266	367	(6)%	709	633	(11)%
Income Taxes	121	152	128	136	98	129	(15)%	273	227	(17)%

Net Income	$197	$239	$227	$208	$168	$238	—	$436	$406	(7)%

Pretax Profit Margin	19%	24%	21%	19%	13%	18%		21%	16%
Average Risk Capital	$876	$927	$958	$989	$1,457	$1,422	53%	$902	$1,440	60%
Return on Risk Capital	91%	103%	94%	83%	47%	67%		97%	57%
Return on Invested Capital	63%	73%	67%	42%	24%	34%		68%	29%
Financial Advisors	12,189	12,150	12,111	13,414	13,321	13,177	8%
Annualized Revenue per FA (000)	$556	$538	$565	$566	$597	$600	12%
Branch offices	522	518	517	640	635	635	23%
Assets (in billions of dollars):
Total Client Assets	$969	$987	$1,015	$1,130	$1,167	$1,142	16%
Net Client Asset Flows	$13	$5	$6	$4	$3	$(5)	NM
Client Assets Under Fee-Based Management:
Consulting Group and Other Advisory Accounts	$155	$159	$168	$177	$189	$187	18%
Financial Advisor Managed Accounts	84	86	90	121	130	126	47%

Total Smith Barney	$239	$245	$258	$298	$319	$313	28%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenue and net income growth reflected the absence of prior-year losses associated with the closing of the Japan Private Bank. Excluding Japan, revenues grew 7%, driven by strong growth in capital markets transactions in Asia.

**
Excluding Japan, net income declined 16%, reflecting higher expenses due to expansion in on-shore markets, and increased credit costs associated with an update to historical data used for loan loss estimates.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$504	$453	$446	$456	$496	$502	11%	$957	$998	4%
Total Operating Expenses	339	334	307	311	335	337	1%	673	672	—
Provision for Loan Losses	(16)	(4)	23	14	4	9	NM	(20)	13	NM

Income (Loss) Before Taxes	181	123	116	131	157	156	27%	304	313	3%
Income Taxes (Benefits)	59	40	37	42	38	47	18%	99	85	(14)%

Net Income (Loss)	$122	$83	$79	$89	$119	$109	31%	$205	$228	11%

Pretax Profit Margin	36%	27%	26%	29%	32%	31%		32%	31%
Average Risk Capital	$1,117	$1,165	$1,195	$1,222	$1,082	$944	(19)%	$1,141	$1,013	(11)%
Return on Risk Capital	44%	29%	26%	29%	45%	46%		36%	45%
Return on Invested Capital	42%	26%	24%	26%	42%	42%		34%	42%
Client Business Volumes (in billions of dollars):
Client Assets Under Fee-Based Management	$49	$49	$49	$48	$50	$50	2%
Banking and Fiduciary Deposits	46	46	46	48	47	50	9%
Investment Finance	42	43	40	42	42	43	—
Other, Principally Custody Accounts	81	79	80	84	83	79	—

Total Client Business Volumes	$218	$217	$215	$222	$222	$222	2%

Revenues:
Recurring Fee-Based and Net Interest Revenues(1)	$401	$352	$359	$366	$403	$396	13%	$753	$799	6%
Transactional Revenues	103	101	87	90	93	106	5%	204	199	(2)%

Total Revenues	$504	$453	$446	$456	$496	$502	11%	$957	$998	4%

U.S.	$203	$205	$195	$200	$210	$210	2%	$408	$420	3%
International	301	248	251	256	286	292	18%	549	578	5%

	$504	$453	$446	$456	$496	$502	11%	$957	$998	4%

Net Credit Loss Ratio	(0.05)%	(0.05)%	(0.01)%	0.04%	(0.04)%	0.00%

(1)
Includes treasury revenue, which was previously disclosed separately.

NM Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

For your convenience, an excerpt from our 2006 second quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

**
Revenues and net income declined due to lower results in private equity and securities portfolios, which were partially offset by higher client revenues.

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$866	$1,112	$720	$732	$675	$584	(47)%	$1,978	$1,259	(36)%
Total Operating Expenses	105	159	167	202	181	199	25%	264	380	44%
Provision for Loan Losses	—	—	(2)	—	—	(13)	—	—	(13)	—

Income Before Taxes and Minority Interest	761	953	555	530	494	398	(58)%	1,714	892	(48)%
Income Taxes	267	334	181	168	111	138	(59)%	601	249	(59)%
Minority Interest, Net of Tax	132	234	35	11	30	3	(99)%	366	33	(91)%

Net Income	$362	$385	$339	$351	$353	$257	(33)%	$747	$610	(18)%

Assets (in billions)	$9.7	$10.9	$11.4	$12.9	$11.8	$11.9	9%
Average Risk Capital (in billions)	$4.1	$4.3	$4.3	$4.3	$4.5	$4.0	(7)%	$4.2	$4.3	2%
Return on Risk Capital	36%	36%	31%	32%	32%	26%		36%	29%
Return on Invested Capital	34%	34%	29%	30%	28%	22%		34%	25%
Total Revenues, Net of Interest Expense (by Business):
Client	$62	$83	$81	$114	$91	$97	17%	$145	$188	30%
Proprietary Investment Activities:
Private Equity	752	982	449	380	213	516	(47)%	1,734	729	(58)%
Hedge Funds	30	(47)	91	(5)	107	(43)	9%	(17)	64	NM
Other	22	94	99	243	264	14	(85)%	116	278	NM

Total Proprietary Investment Activities	804	1,029	639	618	584	487	(53)%	1,833	1,071	(42)%

Total	$866	$1,112	$720	$732	$675	$584	(47)%	$1,978	$1,259	(36)%

Total Revenues, Net of Interest Expense (by Type):
Client	$62	$83	$81	$114	$91	$97	17%	$145	$188	30%
Proprietary Investment Activities:
Fees/Dividends/Interest	81	86	194	148	49	49	(43)%	167	98	(41)%
Realized & Unrealized Gains (including Public Mark-to-Market)	706	943	442	491	563	475	(50)%	1,649	1,038	(37)%
Other	17	—	3	(21)	(28)	(37)	—	17	(65)	NM

Total Proprietary Investment Activities	804	1,029	639	618	584	487	(53)%	1,833	1,071	(42)%

Total	$866	$1,112	$720	$732	$675	$584	(47)%	$1,978	$1,259	(36)%

Capital Under Management (in billions):
Client	$20.2	$21.7	$24.8	$25.4	$28.2	$30.6	41%
Proprietary Investment Activities	8.8	9.6	10.7	12.2	11.1	11.3	18%

Capital Under Management	$29.0	$31.3	$35.5	$37.6	$39.3	$41.9	34%

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM Not meaningful

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)
(In millions of dollars)

	Average Volumes			Interest			% Average Rate(4)
	Second Quarter 2005	First Quarter 2006	Second Quarter 2006(5)	Second Quarter 2005	First Quarter 2006	Second Quarter 2006(5)	Second Quarter 2005		First Quarter 2006		Second Quarter 2006(5)
Assets:
Deposits at Interest with Banks	$33,686	$34,851	$38,882	$408	$585	$630	4.86%		6.81%		6.50%
Fed Funds Sold and Resale Agreements(6)	220,806	241,036	251,082	2,156	3,130	3,263	3.92%		5.27%		5.21%
Trading Account Assets(7)	235,709	265,749	281,059	1,935	2,559	2,888	3.29%		3.91%		4.12%
Investments(1)	167,231	191,477	197,900	1,947	2,085	2,280	4.67%		4.42%		4.62%
Consumer Loans	432,703	458,391	476,645	9,549	10,343	10,860	8.85%		9.15%		9.14%
Corporate Loans	118,545	139,142	148,684	1,937	2,466	2,738	6.55%		7.19%		7.39%
Total Loans (net of Unearned Income)	551,248	597,533	625,329	11,486	12,809	13,598	8.36%		8.69%		8.72%
Other Interest-Earning Assets	56,796	59,208	55,081	569	725	893	4.02%		4.97%		6.50%
Total Interest-Earning Assets	1,265,476	1,389,854	1,449,333	18,501	21,893	23,552	5.86%		6.39%		6.52%
Liabilities:
Deposits	$499,465	$545,099	$573,931	$3,154	$4,505	$5,204	2.53%		3.35%		3.64%
Fed Funds Purchased and Repurchase Agreements(6)	243,014	273,233	284,754	2,763	3,899	4,319	4.56%		5.79%		6.08%
Trading Account Liabilities(7)	75,893	71,755	74,867	30	53	62	0.16%		0.30%		0.33%
Short-Term Borrowings	114,163	131,530	144,187	802	1,155	1,348	2.82%		3.56%		3.75%
Long-Term Debt	211,996	225,186	231,058	1,919	2,495	2,784	3.63%		4.49%		4.83%
Total Interest-Bearing Liabilities	1,144,531	1,246,803	1,308,797	8,668	12,107	13,717	3.04%		3.94%		4.20%
Net Interest Revenue as a % of Average Interest-Earning Assets	$1,265,476	$1,389,854	$1,449,333	$9,833	$9,786	$9,835	3.12%		2.86%		2.72%
2Q06 Increase (Decrease) From							(40	)bps	(14	)bps

(1)
The taxable equivalent adjustment is based on the U.S. federal statutory tax rate of 35%.

(2)
Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)
Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)
Average Rate % is calculated as annualized interest over average volumes.

(5)
Preliminary

(6)
Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN41; the related interest excludes the impact of FIN 41.

(7)
Interest expense on trading account liabilities of CGMHI is reported as a reduction of interest revenue.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)(2)			Return on Risk Capital			Return on Invested Capital
	Second Quarter 2005	First Quarter 2006	Second Quarter 2006	Second Quarter 2005	First Quarter 2006	Second Quarter 2006	Second Quarter 2005	First Quarter 2006	Second Quarter 2006
Global Consumer:
U.S. Cards	$5,855	$5,563	$5,591	50%	68%	63%	21%	28%	26%
U.S. Retail Distribution	2,983	3,459	3,520	64%	60%	65%	18%	23%	24%
U.S. Consumer Lending	3,341	3,732	3,451	61%	47%	55%	32%	27%	30%
U.S. Commercial Business	1,825	2,315	2,235	29%	22%	25%	19%	11%	12%

Total U.S. Consumer	14,004	15,069	14,797	53%	54%	56%	22%	24%	24%

International Cards	1,758	2,073	2,202	76%	57%	60%	33%	27%	29%
International Consumer Finance	920	1,165	1,042	77%	58%	67%	20%	19%	20%
International Retail Banking	10,663	9,407	9,481	22%	29%	30%	13%	15%	16%

Total International Consumer	13,341	12,645	12,725	33%	36%	38%	17%	18%	19%

Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	27,345	27,714	27,522	42%	45%	46%	19%	21%	21%

Corporate and Investment Banking:
Capital Markets and Banking	19,694	19,123	20,173	21%	34%	28%	16%	26%	21%
Transaction Services	1,403	1,470	1,582	82%	89%	86%	46%	50%	50%
Other	—	—	—	—	—	—	—	—	—

Total Corporate and Investment Banking	21,097	20,593	21,755	26%	38%	32%	19%	28%	23%

Global Wealth Management:
Smith Barney	927	1,457	1,422	103%	47%	67%	73%	24%	34%
Private Bank	1,165	1,082	944	29%	45%	46%	26%	42%	42%

Total Global Wealth Management	2,092	2,539	2,366	62%	46%	59%	51%	29%	36%

Alternative Investments	4,315	4,547	4,043	36%	32%	26%	34%	28%	22%
Corporate / Other	(1,627)	145	219	NM	NM	NM	NM	NM	NM

Total Citigroup—Risk Capital (Continuing Operations)(2)(3)	$53,222	$55,538	$55,905	36%	41%	38%

Total Citigroup—Return on Invested Capital (Net Income)(2)(4)							18%	20%	19%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis. See Notes 6 and 7 on page 2.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 2Q06				Average Loans 2Q06
	2Q05	1Q06	2Q06		2Q05	1Q06	2Q06
PRODUCT VIEW:
U.S.:
U.S. Cards	$1,021	$958	$814	$43.4	$640	$446	$447	$43.6
Ratio	2.23%	2.39%	1.87%		5.47%	4.27%	4.11%
U.S. Retail Distribution	723	740	717	44.1	346	279	288	43.6
Ratio	1.79%	1.73%	1.62%		3.50%	2.66%	2.65%
U.S. Consumer Lending	2,539	2,411	2,356	198.7	146	176	160	197.3
Ratio	1.55%	1.25%	1.19%		0.36%	0.38%	0.33%
U.S. Commercial Business	148	151	116	35.5	12	14	12	34.7
Ratio	0.47%	0.44%	0.33%		0.15%	0.17%	0.14%
International:
International Cards	382	535	643	26.8	157	218	333	26.1
Ratio	1.70%	2.22%	2.40%		2.84%	3.64%	5.12%
International Consumer Finance	477	437	519	24.0	321	319	323	23.8
Ratio	2.17%	1.93%	2.16%		5.75%	5.78%	5.44%
International Retail Banking	1,901	736	680	62.9	181	184	191	62.6
Ratio	3.09%	1.21%	1.08%		1.17%	1.21%	1.22%
Global Wealth Management	113	12	6	40.5	(5)	(4)	—	40.0
Ratio	0.28%	0.03%	0.02%		(0.05%)	(0.04%)	0.00%
Other Consumer Loans	—	43	—	2.4	(1)	1	—	2.3

On-Balance Sheet Loans(2)	$7,304	$6,023	$5,851	$478.3	$1,797	$1,633	$1,754	$474.0
Ratio	1.70%	1.31%	1.22%		1.68%	1.46%	1.48%
Securitized Receivables (all in U.S. Cards)	1,231	1,403	1,421	97.3	1,307	871	969	94.5
Loans Held-for-Sale	—	—	—	—	9	4	—	—

Managed Loans(3)	$8,535	$7,426	$7,272	$575.6	$3,113	$2,508	$2,723	$568.5
Ratio	1.65%	1.34%	1.26%		2.42%	1.85%	1.92%
REGIONAL VIEW:
U.S.	$4,456	$4,312	$4,010	$350.3	$1,139	$916	$908	$347.2
Ratio	1.45%	1.27%	1.14%		1.50%	1.11%	1.05%
Mexico	564	541	548	14.6	84	106	115	14.6
Ratio	4.27%	3.68%	3.76%		2.60%	2.87%	3.16%
Europe, Middle East and Africa (EMEA)	1,651	487	508	39.5	237	250	292	39.4
Ratio	4.38%	1.32%	1.29%		2.49%	2.77%	2.97%
Japan	273	170	194	11.9	261	223	251	12.1
Ratio	1.99%	1.48%	1.63%		7.24%	7.83%	8.33%
Asia (excluding Japan)	330	473	491	56.6	96	136	147	55.8
Ratio	0.61%	0.87%	0.87%		0.72%	1.01%	1.06%
Latin America	30	40	100	5.4	(20)	2	41	5.0
Ratio	0.86%	0.99%	1.85%		(2.34%)	0.21%	3.34%

On-Balance Sheet Loans(2)	$7,304	$6,023	$5,851	$478.3	$1,797	$1,633	$1,754	$474.0
Ratio	1.70%	1.31%	1.22%		1.68%	1.46%	1.48%
Securitized Receivables (all in U.S. Cards)	1,231	1,403	1,421	97.4	1,307	871	969	94.5
Loans Held-for-Sale	—	—	—	—	9	4	—	—

Managed Loans(3)	$8,535	$7,426	$7,272	$575.7	$3,113	$2,508	$2,723	$568.5
Ratio	1.65%	1.34%	1.26%		2.42%	1.85%	1.92%

(1)
The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $3 billion and $3 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)
This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 9.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$11,269	$10,894	$10,418	$10,015	$9,782	$9,505		$11,269	$9,782

Gross Credit (Losses)	(2,451)	(2,452)	(3,444)	(2,614)	(2,183)	(2,354)	4%	(4,903)	(4,537)	7%
Gross Recoveries	549	674	641	691	583	558	(17)%	1,223	1,141	(7)%

Net Credit (Losses) / Recoveries (NCL's)	(1,902)	(1,778)	(2,803)	(1,923)	(1,600)	(1,796)	(1)%	(3,680)	(3,396)	8%

NCL'S	1,902	1,778	2,803	1,923	1,600	1,796	1%	3,680	3,396	(8)%
Reserve Releases(1)	(20)	(81)	(56)	(242)	(301)	(442)	NM	(101)	(743)	NM
Reserve Builds(1)	—	154	409	182	150	185	20%	154	335	NM
Specific Reserve Releases / Utilizations	(105)	(170)	(720)	(22)	(81)	(87)	49%	(275)	(168)	39%
Specific Reserve Builds	36	39	76	19	6	11	(72)%	75	17	(77)%
Build (Release/Utilization) for Purchased Distressed Loan Portfolios	—	—	13	11	22	(27)	—	—	(5)	—

Provision for Loan Losses	1,813	1,720	2,525	1,871	1,396	1,436	(17)%	3,533	2,832	(20)%
Other(2)	(286)	(418)	(125)	(181)	(73)	(1)		(704)	(74)	89%

Allowance for Credit Losses at End of Period	$10,894	$10,418	$10,015	$9,782	$9,505	$9,144		$10,418	$9,144

Corporate Allowance for Unfunded Lending Commitments(3)	$600	$700	$800	$850	$900	$1,050		$700	$1,050

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$11,494	$11,118	$10,815	$10,632	$10,405	$10,194		$11,118	$10,194

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.10%	2.00%	1.91%	1.82%	1.72%	1.60%

(1)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—
For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

—
For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

—
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

—
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM
Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$8,379	$8,060	$7,714	$7,226	$6,922	$6,647		$8,379	$6,922

Gross Credit (Losses)	(2,379)	(2,341)	(3,380)	(2,486)	(2,142)	(2,235)	5%	(4,720)	(4,377)	7%
Gross Recoveries	454	544	454	451	509	481	(12)%	998	990	(1)%

Net Credit (Losses)/Recoveries (NCL's)	(1,925)	(1,797)	(2,926)	(2,035)	(1,633)	(1,754)	2%	(3,722)	(3,387)	9%

NCL'S	1,925	1,797	2,926	2,035	1,633	1,754	(2)%	3,722	3,387	(9)%
Reserve Releases(2)	(20)	(81)	(56)	(242)	(301)	(442)	NM	(101)	(743)	NM
Reserve Builds(2)	—	154	359	147	150	110	(29)%	154	260	69%
Specific Reserve Releases/Utilizations	(41)	(42)	(665)	(5)	(36)	(3)	93%	(83)	(39)	53%
Specific Reserve Builds	5	7	20	1	—	7	—	12	7	(42)%
Build (Release/Utilization) for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—

Provision for Loan Losses	1,869	1,835	2,584	1,936	1,446	1,426	(22)%	3,704	2,872	(22)%
Other(3)	(263)	(384)	(146)	(205)	(88)	(8)		(647)	(96)	85%

Allowance for Credit Losses at End of Period	$8,060	$7,714	$7,226	$6,922	$6,647	$6,311		$7,714	$6,311

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.83%	1.68%	2.68%	1.82%	1.46%	1.48%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.87%	1.78%	1.64%	1.52%	1.44%	1.31%

(1)
Includes loans made to Global Wealth Management clients.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—
For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

—
For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

—
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

NM
Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$2,890	$2,834	$2,704	$2,789	$2,860	$2,858		$2,890	$2,860

Gross Credit (Losses)	(72)	(111)	(64)	(128)	(41)	(119)	(7)%	(183)	(160)	13%
Gross Recoveries	95	130	187	240	74	77	(41)%	225	151	(33)%

Net Credit (Losses) / Recoveries (NCL's)	23	19	123	112	33	(42)	NM	42	(9)	NM

NCL'S	(23)	(19)	(123)	(112)	(33)	42	NM	(42)	9	NM
Reserve Releases(2)	—	—	—	—	—	—	—	—	—	—
Reserve Builds(2)	—	—	50	35	—	75	—	—	75	—
Specific Reserve Releases / Utilizations	(64)	(128)	(55)	(17)	(45)	(84)	34%	(192)	(129)	33%
Specific Reserve Builds	31	32	56	18	6	4	(88)%	63	10	(84)%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	13	11	22	(27)	—	—	(5)	—

Provision for Loan Losses	(56)	(115)	(59)	(65)	(50)	10	NM	(171)	(40)	77%
Other(3)	(23)	(34)	21	24	15	7		(57)	22	NM

Allowance for Credit Losses at End of Period	$2,834	$2,704	$2,789	$2,860	$2,858	$2,833		$2,704	$2,833

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	NM	NM	NM	NM	—
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.41%	2.18%	2.21%	2.22%	2.00%	1.81%
Corporate Allowance for Unfunded Lending Commitments(4)	$600	$700	$800	$850	$900	$1,050		$700	$1,050

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,434	$3,404	$3,589	$3,710	$3,758	$3,883		$3,404	$3,883

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.92%	2.75%	2.84%	2.88%	2.62%	2.48%

(1)
Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

CITIGROUP—COMPONENTS OF PROVISION FOR LOAN LOSSES
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	2Q 2006 vs. 2Q 2005 Increase/ (Decrease)	Six Months 2005	Six Months 2006	YTD 2006 vs. YTD 2005 Increase/ (Decrease)
U.S. Cards
Net Credit Losses	$756	$640	$649	$692	$446	$447	(30)%	$1,396	$893	(36)%
Credit Reserve Build / (Release)	—	—	30	(200)	(72)	(160)	—	—	(232)	—
U.S. Retail Distribution
Net Credit Losses	326	346	314	418	279	288	(17)%	672	567	(16)%
Credit Reserve Build / (Release)	(17)	—	275	44	(55)	(31)	—	(17)	(86)	NM
U.S. Consumer Lending
Net Credit Losses	181	146	168	178	176	160	10%	327	336	3%
Credit Reserve Build / (Release)	(1)	1	(56)	(8)	(31)	(75)	NM	—	(106)	—
U.S. Commercial Business
Net Credit Losses	12	12	8	16	14	12	0%	24	26	8%
Credit Reserve Build / (Release)	(12)	(6)	13	(34)	(38)	(8)	(33)%	(18)	(46)	NM
International Cards
Net Credit Losses	160	157	168	182	218	333	NM	317	551	74%
Credit Reserve Build / (Release)	(5)	18	24	35	94	26	44%	13	120	NM
International Consumer Finance
Net Credit Losses	316	321	334	313	319	323	1%	637	642	1%
Credit Reserve Build / (Release)	—	1	(10)	—	(16)	17	NM	1	1	0%
International Retail Banking
Net Credit Losses	179	181	1,288	234	184	191	6%	360	375	4%
Credit Reserve Build / (Release)	(9)	19	(649)	51	(77)	(105)	NM	10	(182)	NM
Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	4	7	1	1	(1)	NM	4	—	(100)%
Private Bank
Net Credit Losses	(5)	(5)	(1)	3	(4)	—	100%	(10)	(4)	60%
Credit Reserve Build / (Release)	(11)	1	24	11	8	9	NM	(10)	17	NM
Other	(1)	(1)	(2)	—	—	—	100%	(2)	—	100%

Consumer Provision for Loan Losses	1,869	1,835	2,584	1,936	1,446	1,426	(22)%	3,704	2,872	(22)%

Corporate and Investment Banking:
Capital Markets and Banking
Net Credit Losses	(14)	(16)	(118)	(117)	(34)	37	NM	(30)	3	NM
Credit Reserve Build / (Release)	(32)	(100)	63	35	(17)	(18)	82%	(132)	(35)	73%
Transaction Services
Net Credit Losses	(12)	1	(3)	5	1	18	NM	(11)	19	NM
Credit Reserve Build / (Release)	(1)	1	4	12	—	(14)	NM	—	(14)	—
Other	3	—	(3)	—	—	—	—	3	—	(100)%
Alternative Investments
Net Credit Losses	—	—	(2)	—	—	(13)	—	—	(13)	—
Corporate / Other
Net Credit Losses	—	(1)	—	—	—	—	100%	(1)	—	100%

Corporate Provision for Loan Losses	(56)	(115)	(59)	(65)	(50)	10	NM	(171)	(40)	77%

Total Provision for Loan Losses	$1,813	$1,720	$2,525	$1,871	$1,396	$1,436	(17)%	$3,533	$2,832	(20)%

NM Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$8	$8	$6	$6	$—	—
Other	1,724	1,588	1,204	998	821	799

Total Corporate Cash-Basis Loans(1)	$1,732	$1,596	$1,210	$1,004	$821	$799

Corporate Cash-Basis Loans
JENA(2)	$510	$406	$276	$166	$151	$249
Other International(3)	1,222	1,190	934	838	670	550

Total Corporate Cash-Basis Loans(1)	$1,732	$1,596	$1,210	$1,004	$821	$799

Corporate Cash-Basis Loans as a % of Total Corporate Loans(1)	1.47%	1.29%	0.96%	0.78%	0.57%	0.51%
Total Consumer Cash-Basis Loans	$5,070	$4,699	$3,821	$4,020	$3,752	$3,857

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$36	$31	$29	$32	$30	$23

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer	$286	$248	$283	$279	$322	$324
Corporate and Investment Banking	127	133	153	150	144	171

TOTAL OTHER REAL ESTATE OWNED(4)	$413	$381	$436	$429	$466	$495

OTHER REPOSSESSED ASSETS(5)	$74	$49	$57	$62	$52	$53

(1)
Excludes purchased distressed loans that are accreting interest. The carrying value of these loans was: $1,295 million at March 31, 2005, $1,148 million at June 30, 2005 $1,064 million at September 30, 2005, $1,120 million at December 31, 2005 $1,217 million at March 31, 2006 and $1,171 million at June 30, 2006.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

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  Exhibit 99.2